ACACIA NATIONAL LIFE INSURANCE COMPANY
           ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                  Supplement to Prospectuses Dated May 1, 2002
                  Allocator 2000, Regent 2000, Executive Select
                    Allocator 2000 Annuity, Designer Annuity

                          Supplement Dated June 1, 2002

Effective April 30, 2002, we entered into a Modified Coinsurance Agreement with our affiliate, Ameritas Variable Life Insurance Company ("AVLIC") pursuant to which AVLIC reinsures certain amounts with respect to the Fixed Account portion of the Policy described in this prospectus. Under this Modified Coinsurance Agreement, we remain liable for the contractual obligations of the Policy's Fixed Account and AVLIC agrees to reimburse us for certain amounts and obligations in connection with the Fixed Accounts. AVLIC's contractual liability runs solely to us, and no Policy Owner shall have any right of action against AVLIC.

On the same date, April 30, 2002, we also entered into an Assumptive Reinsurance Agreement with AVLIC, pursuant to which AVLIC will become contractually obligated directly to you on all matters related to your Policy, including the Fixed Account. This agreement is subject to certain regulatory approvals, and in some states Policy Owners will have the right to opt out of the terms of this agreement. Once we have received all necessary regulatory approvals, your rights under the Policy with respect to AVLIC, and AVLIC's contractual obligations to you, will be identical to those you currently have with us. You will be notified as the terms of this agreement become effective.

    This Supplement should be retained with your current prospectus for your variable Policy issued by Acacia National Life Insurance Company. If you do not have a current prospectus, please contact us at 1-888-837-6791, or you may view or download a prospectus
                     from our website - www.acaciagroup.com.